UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
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SPARTAN ENERGY ACQUISITION CORP.

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Spartan Energy Acquisition Corp. and Fisker Inc. Announce October 28, 2020 Special Meeting to Approve Business Combination

NEW YORK, Oct. 05, 2020 (GLOBE NEWSWIRE) -- Spartan Energy Acquisition Corp. (NYSE: SPAQ) (“Spartan”) and Fisker Inc. (“Fisker”) today announced that the Special Meeting of Stockholders of Spartan (the “Special Meeting”) to approve the pending business combination between Spartan and Fisker is scheduled to be held on Wednesday, October 28, 2020, at 11:00 am Eastern time. The Special Meeting will be completely virtual and conducted via live webcast. Holders of Spartan’s shares of Class A Common Stock and Class B Common Stock at the close of business on the record date of October 1, 2020 are entitled to notice of the virtual Special Meeting and to vote at the virtual Special Meeting. Following the proposed business combination, Fisker, an electric vehicle maker, with a mission to make the world’s most emotional and sustainable vehicles, will be listed on the New York Stock Exchange under the new ticker symbol (“FSR”).

Spartan filed its definitive proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) and began mailing it to stockholders on October 5, 2020. The proxy statement is available on the SEC Filings section of Spartan’s website, as well as www.sec.gov.  Spartan stockholders are encouraged to read the definitive proxy materials, including, among other things, the reasons for Spartan’s Board of Directors’ unanimous recommendation that stockholders vote “FOR” the business combination and the other stockholder proposals set forth in the proxy materials as well as the background of the process that led to the pending business combination with Fisker.

Spartan stockholders who need assistance in completing the proxy card, need additional copies of the proxy materials, or have questions regarding the Special Meeting may contact Spartan’s proxy solicitor, Morrow Sodali LLC, by telephone at (800) 662-5200 or by email at SPAQ.info@investor.morrowsodali.com.

About Spartan Energy Acquisition Corp.

Spartan is a special purpose acquisition entity focused on the energy value-chain in North America and was formed for the purpose of entering into a merger, amalgamation, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company is sponsored by Spartan Energy Acquisition Sponsor LLC, which is owned by a private investment fund managed by an affiliate of Apollo Global Management, Inc. (NYSE: APO).

About Fisker Inc.

California-based Fisker Inc. is revolutionizing the automotive industry by developing the most emotionally desirable and eco-friendly electric vehicles on Earth. Passionately driven by a vision of a clean future for all, the company is on a mission to become the No. 1 e-mobility service provider with the world's most sustainable vehicles. For more information and to reserve the all-electric Fisker Ocean visit www.fiskerinc.com.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, regarding Spartan’s proposed business combination with Fisker and Spartan’s ability to consummate the business combination with Fisker are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Spartan and Fisker disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Spartan and Fisker caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Spartan and Fisker. In addition, Spartan and Fisker caution you that the forward-looking statements contained in this press release are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against Spartan or Fisker regarding the business combination; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of Spartan, or other conditions to closing in the transaction agreements; (iv) the risk that the proposed business combination disrupts Spartan’s or Fisker’s current plans and operations; (v) Fisker’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Fisker to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; and (viii) the possibility that Fisker may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this press release, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the Proxy Statement and Spartan’s periodic filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2020. Spartan’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Contacts
Investor Contact:
Morrow Sodali LLC
Donna Corso or Ryan Loeveless
(800) 662-5200
(Banks and Brokers call collect at (203) 658-9400)
SPAQ.info@investor.morrowsodali.com